Exhibit 99.4

                              ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of September 8, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), as Corridor Contract Administrator for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates Series 2006-S4, pursuant to a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement") dated as of September 8, 2006, and JPMORGAN CHASE BANK, N.A. ("Remaining Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, effective as of September 8, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of August 28, 2006, whose JPMORGAN CHASE BANK, N.A. reference numbers are 2000005079722 and 2000005079723 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from September 8, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as Corridor Contract Administrator under the Corridor Contract Administration Agreement; and (b) in no case shall BNY (or any person acting as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the Effective Date of the Assigned Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Additional Provision. Each party hereby agrees that the Confirmation and thus the Assigned Transaction is each hereby amended as follows:

      (a)   The following additional provision shall be added as a new Section
            6:

            "Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of May 9, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and JPMorgan Chase Bank, N.A. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

      (b) The Item 1115 Agreement dated as of May 9, 2006, between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and JPMorgan Chase Bank, N.A., a copy of which is attached hereto as
            Exhibit II, shall be added as Annex A.

      7. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms; except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other laws affecting the enforcement of creditors' rights generally or by general equity principles.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      8. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (except Sections 5-1401 and 5-1402 of the New York General Obligations Law).

      10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Mail Stop CH-143, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS Administration, CWHEQ, Series 2006-S4 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party, as specified in the Confirmations and, for purposes of Section 5 and Section 6 of the Assignee
Agreement:

       Address:     270 Park Avenue, 41st Floor, New York, New York 10017-2070
       Attention:   Legal Department--Derivatives Practice Group
       Telex No:    212-270-3625

      or such other address as may be hereafter furnished in writing to Assignor and Assignee.

      11. Payments. All pa9yments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

       The Bank of New York
       New York, NY
       ABA # 021-000-018

       GLA # 111-565
       For Further Credit:  TAS A/C [580916]
       Attn: Ann Marie Cassano 212-815-8318
       Fax:  212-815-3986

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                          COUNTRYWIDE HOME LOANS, INC.



                          By:  /s/ Darren Bigby
                              -------------------------------------------------
                          Name:    Darren Bigby
                          Title:   Executive Vice President


                          THE BANK OF NEW YORK, AS CORRIDOR CONTRACT
                          ADMINISTRATOR FOR CWHEQ, INC. HOME EQUITY LOAN ASSET-BACKED CERTIFICATES SERIES 2006-S4



                          By:  /s/ Emanuele Cirino
                              -------------------------------------------------
                          Name:    Emanuele Cirino
                          Title:   Executive Vice President





                          JPMORGAN CHASE BANK, N.A.


                          By:  /s/ Carmine Pilla
                              -------------------------------------------------
                          Name:    Carmine Pilla
                          Title:   Vice President

                                                                 [JPMORGAN LOGO]

                           Cap Transaction (REVISION)


The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                            JPMORGAN CHASE BANK, N.A.
                                  ("JPMorgan")

                                       and

                          COUNTRYWIDE HOME LOANS, INC.
                              (the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.

JPMorgan and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Mulitcurrecny- Cross Border) form (the "Form Master Agreement"). A Form Master Agreement shall be deemed to have executed by JPMorgan and Counterparty on the date we entered into this Transaction. All provisions contained in, or incorporated by reference to, the Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the Form Master Agreement, this Agreement shall prevail for purposes of this Transaction.


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

                                                                 [JPMORGAN LOGO]

The terms of the particular Yield Curve Cap Transaction to which this Confirmation relates are as follows:


A.    TRANSACTION DETAILS


JPMorgan Deal Number(s):           2000005079722, 2000005079723

Notional Amount:                   As set forth as the Notional Balance in the
                                   Notional Amount Schedule hereto.

Trade Date:                        28 August 2006

Effective Date:                    25 September 2006

Termination Date:                  25 August 2008 subject to adjustment in
                                   accordance with the Following Business Day
                                   Convention.


Fixed Amount:

Fixed Rate Payer:                  Counterparty
Fixed Amount:                      USD 26,000.00
Fixed Rate Payer Payment Date:     08 September 2006

Floating Amounts:

Floating Rate Payer:               JPMorgan


Floating Amounts:                  To be determined in accordance with the
                                   following formula:

                                   Greater of (i)(Floating Rate-Cap
                                   Rate)*Floating Rate Payer Calculation
                                   Amount*Floating Rate Day Count Fraction; and
                                   (ii)zero

Cap Rate:                          The Strike as set forth in the Notional
                                   Amount Schedule hereto

Floating Rate Payer Calculation
Amount:                            The Notional Amount

Floating Rate Payer Payment Dates: One New York Business Day prior to each
                                   Period End Date

Floating Rate Payer Period End
Dates: The 25 October, 25 November, 25 December, 25 January, 25 February, 25 March, 25 April, 25 May, 25 June, 25 July, 25 August and 25 September in each year, from and including 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention and there will be an adjustment to the Calculation Period.

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

                                                                 [JPMORGAN LOGO]

Floating Rate Option:              USD-LIBOR-BBA; provided, however, that if
                                   the Floating Rate determined from such
                                   Floating Rate Option for any Calculation
                                   Period is greater than the Ceiling (set
                                   forth in the Notional Amount Schedule
                                   hereto) then the Floating Rate for such
                                   Calculation Period shall be deemed equal to the Ceiling.

Designated Maturity:               1 Month

Spread:                            None

Floating Rate Day Count Fraction:  Actual/360 (adjusted)

Reset Dates:                       The first day of each Calculation Period.

Compounding:                       Inapplicable

Business Days:                     New York

Calculation Agent:                 JPMorgan, provided however, that if an Event
                                   of Default occurs with respect to JPMorgan, then Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-Maker to act as Calculation Agent (such financial institution subject to JPMorgan's consent).

Notional Amount Schedule:

Period Start Date     Period End Date     Notional Balance     Strike   Ceiling
-----------------     ---------------     ----------------     ------   -------
    9/25/2006            10/25/2006         451,676,097.00     6.945%   9.000%
    10/25/2006           11/25/2006         437,443,177.00     6.717%   9.000%
    11/25/2006           12/25/2006         421,870,174.00     6.945%   9.000%
    12/25/2006           1/25/2007          404,999,029.00     6.717%   9.000%
    1/25/2007            2/25/2007          386,877,692.00     6.718%   9.000%
    2/25/2007            3/25/2007          367,560,008.00     7.450%   9.000%
    3/25/2007            4/25/2007          346,550,757.00     6.718%   9.000%
    4/25/2007            5/25/2007          324,466,709.00     6.946%   9.000%
    5/25/2007            6/25/2007          301,378,010.00     6.718%   9.000%
    6/25/2007            7/25/2007          277,363,968.00     6.946%   9.000%
    7/25/2007            8/25/2007          252,524,349.00     6.719%   9.000%
    8/25/2007            9/25/2007          228,357,417.00     6.719%   9.000%
    9/25/2007            10/25/2007         204,868,729.00     6.947%   9.000%
    10/25/2007           11/25/2007         182,039,265.00     6.719%   9.000%
    11/25/2007           12/25/2007         159,968,205.00     6.947%   9.000%
    12/25/2007           1/25/2008          138,987,572.00     6.720%   9.000%
    1/25/2008            2/25/2008          118,614,918.00     6.720%   9.000%
    2/25/2008            3/25/2008           98,832,995.00     7.192%   9.000%
    3/25/2008            4/25/2008           79,625,035.00     6.720%   9.000%
    4/25/2008            5/25/2008           60,974,742.00     6.948%   9.000%
    5/25/2008            6/25/2008           42,866,275.00     6.720%   9.000%
    6/25/2008            7/25/2008           25,284,237.00     6.949%   9.000%
    7/25/2008            8/25/2008            8,213,661.00     6.721%   9.000%


B. Provisions Deemed Incorporated in a Schedule to the Form Master Agreement

      1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to the Transaction

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

                                                                 [JPMORGAN LOGO]


      2)    Termination Provisions
            (a) "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a) (v), Section 5(a)(vi), Section 5(a)(vii) and
      Section 5(b)(iv): Not Applicable.

            (b) "Specified Entity" means, in relation to Party B, for the purpose of Section 5(a) (v), Section 5(a)(vi), Section 5(a)(vii) and Section (b)(iv): Not Applicable.

            (c) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

            (d) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

            (e) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

            (f) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

            (g) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Section 5-1401 and 5-1402 of the New York General Obligations Law).

            (h) The phrase "Termination Currency" means United States Dollars.

            (i) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

      3)    Tax Representations: Not Applicable.

      4) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5
            (b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party or (ii) Section 5(b)(iii) of the Form Master Agreement with respect to Party A as the Burdened Party.

      5) Address for Notices: For the purposes of Section 12(a) of the Agreement

            (a)   Address for notices or communication to JPMorgan:

                      NA Derivatives Operations
                      500 Stanton Christiana Rd.
                      2/OPS2
                      Newark, DE 19713-2107

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

                                                                [JPMORGAN LOGO]


      (b)   Address for notices or communication to Counterparty:

                                            4500 Park Granada
                                            Mail Stop CH-143
                                            Calabasas, CA 91302
                           Attention:       Mr. Jeff Staab
                           Facsimile:       818-225-3898
                           Phone:           818-225-3279

      6)    Process Agent. For the purpose of Section 13(c):

            JPMorgan appoints as its
            Process Agent:                     Not Applicable

            The Counterparty appoints as it
            Process Agent:                     Not Applicable

      7)    Multibranch Party. For the purpose of Section 10(c) of this
            Agreement:

            JPMorgan is not a Multibranch Party.

            The Counterparty is not a Multibranch Party.

      8)    Credit Support Document

            In relation to Party A: Not Applicable.
            In relation to Party B: Not Applicable.

      9)    Credit Support Provider

            In relation to Party A: Not Applicable.
            In relation to Party B: Not Applicable.

      10) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the form Master Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of the form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

      11) Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                        Each party represents to the other party on each date when it enters into a transaction that:--

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

                                                               [JPMORGAN LOGO]

                           (1) Nonreliance. It is not relying on any statement
or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the confirmation in respect of that Transaction.

                           (2) Evaluation and Understanding.

                           (i) It has the capacity to evaluate (internally or
through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                           (ii) It understands the terms, conditions and risks
of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3)  Purpose.  It is entering into the Transaction
for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                           (4) Principal. It is entering into the Transaction as
principal, and not as agent or in any other capacity, fiduciary or otherwise."

      12)   Waiver of Right to Trial by Jury.

            EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION AND THE FORM MASTER AGREEMENT.

      13)   Eligible Contract Participant.

Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a (12) of the U.S. Commodity Exchange Act, as amended.


B. ACCOUNT DETAILS
Payments to JPMorgan in USD:       JPMORGAN CHASE BANK NA
                                   JPMORGAN CHASE BANK NA
                                   BIC: CHASUS33XXX
                                   AC No: 099997979

C. OFFICES

JPMorgan:                          NEW YORK

Counterparty:                      PASADENA

D. DOCUMENTS TO BE DELIVERED

Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

E. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

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

                                                                 [JPMORGAN LOGO]

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 2000005079722, 2000005079723

JPMorgan Chase Bank, N.A.


----------------------------------------------------
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image before transmission

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---------------------------------------------------

                             START SIGNATURE:U284298

-------------------------------------------------------------------

Name:         Carmine Pilla
              -----------------------------------------------------

Title:        Vice President
              -----------------------------------------------------




Accepted and confirmed as of the date first written:
COUNTRYWIDE HOME LOANS, INC.




-------------------------------------------------------------------

Name:
              -----------------------------------------------------

Title:
              -----------------------------------------------------

Your reference number:
                                -----------------------------------

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

                                                                 [JPMORGAN LOGO]


Client Service Group
All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
JPMorgan Contact               Telephone Number

Client Service Group           (001 ) 3026344960


Group E-mail address:
Facsimile:                     (001 ) 888 803 3606
Telex:
Cable:

Please quote the JPMorgan deal number(s): 2000005079722, 2000005079723.

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

           Item 1115 Agreement dated as of May 9, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and JPMorgan Chase Bank, N.A., as counterparty (the "Counterparty").

                                    RECITALS

           WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

           WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and the SPV, CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

           NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions

           Company Information:  As defined in Section 4(a)(i).

           Company Financial Information:  As defined in Section 2(a)(ii).

           Countrywide Indemnified Party: As defined in Section 4(a).

           Counterparty Indemnified Party: As defined in Section 4(b).

           Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

           GAAP: As defined in Section 3(a)(v).

           EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

           Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

           Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

           Indemnified Party: As defined in Section 4(b).

           Master Agreement: The ISDA Master Agreement between the Counterparty and SPV, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

           Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

           Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

           Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

      (a)  Prior to printing the related Prospectus Supplement,

           (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include:

                 (A)   the Counterparty's legal name (and any d/b/a);

                 (B)   the organizational form of the Counterparty;

                 (C) a description of the general character of the business of the Counterparty;

                 (D) a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                       (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                       (2) the related Depositor (as identified to the Counterparty by CHL);

                       (3)   the SPV;

                       (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                       (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                       (6) any originator identified to the Counterparty by CHL;

                       (7) any enhancement or support provider identified to the Counterparty by CHL; and

                       (8) any other material transaction party identified to the Counterparty by CHL.

           (ii)  if requested by the related Depositor, the Counterparty shall:

                 (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                 (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

           (b)   Following the Closing Date with respect to a Transaction,

                 (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

                 (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

                 (iii) if the related Depositor requests Company Financial
                       Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under
                       Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and
                       (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3. Representations and Warranties and Covenants of the Counterparty.

     (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that:

           (i) The Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

           (ii) The Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

           (iii) The reports filed by the Counterparty include (or properly incorporate by reference) the financial statements of the Counterparty.

           (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

           (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the

                 Counterparty and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

           (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (b) If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act.

     (c) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in EDGAR-compatible format no later than the 25th calendar day of the month in which any of the representations or warranties in
           Section 3(a)(i) through (iii) ceased to be correct.

     (d) If applicable, the Counterparty represents and warrants to the related Depositor, as of the date on which it has obtained a full and unconditional guaranty of a parent company to honor Counterparty's obligations under the Derivative Agreement as a remedy to failing to deliver any information, report, or accountants' consent when and as required under Section 2(a) or (b), that the requirements of Rule 3-10(b) or 3-10(c) of Regulation S-X, as applicable, have been satisfied with respect to the omission of the financial information of the Counterparty (assuming the Counterparty is treated as the Issuer of the registered security under Rule 3-10).

      (e) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4. Indemnification; Remedies

     (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Countrywide Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

           (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

           (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a)(i), (ii), (iii) and (iv) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                 Section 3(a)(i), (ii), (iii) and (iv) to the extent made as of a date subsequent to the Closing Date.

     (b) The Depositor and CHL shall indemnify the Counterparty, each of its officers and directors and each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (each, a "Counterparty Indemnified Party"; and each of the Countrywide Indemnified Party and the Counterparty Indemnified Party shall be referred to as the "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any free writing prospectus with respect to the related Securities or the omission or alleged omission to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the indemnity set forth in this Section 4(b) shall not apply insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Information or the omission or alleged omission to state in the Company Information a material fact necessary in order to make the statements therein not misleading and/or (ii) a breach of the representations set forth in Sections 3(a) above.

      (c)  (i)   Promptly after the Indemnified Party receives notice of the commencement of any such action, the Indemnified Party will, if a claim in respect thereof is to be made pursuant to this Agreement, promptly notify the indemnifying party in writing of the commencement thereof. In case any such action is brought against the Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the Indemnified Party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding the indemnifying party's election to appoint counsel to represent the Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the indemnifying party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party,
                 (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the Indemnified Party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. In addition, for so long as the indemnifying party is covering all costs and expenses of the Indemnified
                 Party as provided herein, no Indemnified Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

     (d) Nothing in this agreement shall be construed to allow the Indemnified Party to recover punitive damages or consequential damages from the indemnifying party.

     (e)   (i)   Any failure by the Counterparty to deliver any information, report, accountants' consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in
                 Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date
                 (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause
                 (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination
                 Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

           (ii) (ii) If the Counterparty has failed to deliver any information, report, or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has provided Company Information any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to either cause another entity to replace the Counterparty as party to the Derivative Agreement or obtain a full and unconditional guaranty of a parent company to honor the Counterparty's obligations under the Derivative Agreement; provided that, with respect to the guaranty of a parent company, if the financial information is not separately presented for the derivative counterparty then each of the requirements set forth in Rule 3-10(b) or 3-10(c) of Regulation S-X, as applicable, shall be satisfied, including with respect to the parent, the Counterparty and the financial statements of the parent (as though the Counterparty were the issuer of registered securities), in each case to or from, as applicable, an entity that the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. In the event that an Early Termination Date is designated in connection with such Additional Termination Event, a termination payment (if any) shall be payable by the applicable party as of the Early Termination Date as determined by the application of
                 Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

           (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 4(e)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.


Section 5. Miscellaneous.

           (a) Company Financial Information. Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial information of such permitted entity provided the Counterparty has received written confirmation from CHL that no amendment to this Agreement is necessary. The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

           (b) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular;
                 (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

           (c) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

           (d) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

           (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

           (f) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

           (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           (h) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

           (i) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

           (j) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

      IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    CWABS, INC.



                                    By: /s/ Darren Bigby
                                        -------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President


                                    CWMBS, INC.


                                    By: /s/ Darren Bigby
                                        -------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President



                                    CWALT, INC.


                                    By: /s/ Darren Bigby
                                        -------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President




                                    CWHEQ, INC.



                                    By: /s/ Darren Bigby
                                        -------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President


                                    COUNTRYWIDE HOME LOANS, INC.



                                    By: /s/ Darren Bigby
                                        -------------------------------------
                                           Name:  Darren Bigby
                                           Title: Vice President

                                    JPMORGAN CHASE BANK, N.A.



                                    By: /s/ Carmine Pilla
                                        --------------------------------------
                                           Name:   Carmine Pilla
                                           Title:  Vice President